UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 6, 2020, GWG Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing that the Company was seeking to adopt an Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”) intended to provide a potential avenue to create additional organizational efficiencies for the Company while at the same time enabling the Company to grow its consolidated balance sheet in a prudent and sustainable manner, and in turn create additional potential value for the Company’s shareholders. On the same day, the Company also filed a Preliminary Information Statement on Schedule 14-C and a Registration Statement on Form S-4 related to the Amended Charter. A special committee of the Board was later created to consider a potential transaction under the Amended Charter.

On March 4, 2021, the Board determined not to proceed with the Amended Charter as a means of achieving the desired organizational efficiencies and financial goals and intends to find an alternative approach of achieving these goals. Consequently, the Company submitted to the Securities and Exchange Commission a request to withdraw the Form S-4. A copy of the request is attached as Exhibit 99.1.

After determining not to pursue the Amended Charter, the Board of Directors of the Company voted to dissolve the special committee of the Board. On March 6, 2021, Messrs. McDowell, Fine and Bailey, the former members of the special committee of the Board, resigned as directors of the Company. These resignations were not due to any disagreement with the Company known to an executive officer of the Company on any matter relating to the operations, policies or practices of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Request for withdrawal of Registration Statement on Form S-4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: March 11, 2021	By:	/s/ Murray Holland
	Name:	Murray Holland
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Request for withdrawal of Registration Statement on Form S-4

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